Exhibit 10.4

Shenzhen Housing Lease Contract

Made by Shenzhen Housing Lease Management Office

Notices for Registration and Filing of Housing Lease

I. Materials to be Submitted for Handling the Registration and Filing of Housing Lease

(I) The Real Estate Right Certificate or other legal ownership certificate (with the originals provided, and hard copies reserved);

(II) The identity certificates or legal qualification certificates of the lessor and the lessee, including:

1. Individual

Resident from Mainland China: Identity card or other effective identity certificates;

Resident from Hong Kong, Macao and Taiwan: The pass to and from Mainland China for Hong Kong and Macao residents, and the pass to and from Mainland China for Taiwan residents;

Overseas personnel: Passport (with residence permit or entry visa).

As for the above certificates, the originals shall be provided, and the hard copies shall be reserved.

2. Unit

Social credit code, certifications of armed forces, and certificate on the legal business opening of overseas enterprise (with originals provided, and hard copies reserved); and wherein, the certificate on the legal business opening of overseas enterprise shall be attached with Chinese translation, and shall be notarized or authenticated by the embassy and consulate if not authenticated by China’s relevant functional department.

(III) For the lease of a co-owned house, the written certification proving that the co-owner/ co-owners agrees/ agree with the lease shall be provided.

(IV) Power of attorney

1. Property right owned by individuals: It is necessary to provide the effective identity certificates of the entrusting party and the entrusted agent (check and verify the originals, and reserve the hard copies) and the power of attorney (original), and the entrusting party shall clearly indicate the entrusted matters and the place of signature on the power of attorney; if it is impossible to obtain the original of the identity card of the entrusting party, the hard copy of the entrusting party’s identity card which has been confirmed with signature by the entrusting party shall be provided. The power of attorney signed by the party concerned at abroad shall be notarized and authenticated according to regulations.

2. Property right owned by units: If the transactor is not legal representative or principal, it will still be necessary to provide the power of attorney (original) of the legal representative or principal, and the entrusting party shall clearly indicate the entrusted matters and the place of signature on the power of attorney. The power of attorney signed by the party concerned at abroad shall be notarized and authenticated according to regulations.

(V) Housing Lease Contract.

LEASE CONTRACT

Lessor (Party A): Liu Shengrong

Housing Information Code Card:____________________________________________________

Mailing Address: Room 301, Building 2, Phase 14, Huaqiaocheng Chunshui’an, Nanshan District, Shenzhen

Zip Code: ___________________________ Contact Telephone:

Social Credit Code or Effective Certificate No.:

Entrusted Agent: _______________________________________

Mailing Address: _______________________________________

Zip Code: ___________________________ Contact Telephone: _________________________

Social Credit Code or Effective Certificate No.: _______________________________________

Lessee (Party B): Qianhai American Education Center (Shenzhen) Consulting Management Co., Ltd.

Mailing Address: Room 201, Building A, 1 Qianwan No. 1 Road, Shenzhen- Hong Kong Cooperation Zone, Qianhai, Shenzhen

Zip Code: ___________________________ Contact Telephone:

Social Credit Code or Effective Certificate No.:

Entrusted Agent: _______________________________________

Mailing Address: _______________________________________

Zip Code: ___________________________ Contact Telephone: _________________________

Social Credit Code or Effective Certificate No.: _______________________________________

In accordance with the provisions of the Contract Law of the People’s Republic of China, the Administrative Measures for the Lease of Commercial Housing, and the Decision of the Standing Committee of the Shenzhen Municipal People's Congress on Strengthening the Responsibility for the Safety of Housing Lease, and after reaching a negotiation-based consensus, Party A and Party B hereby conclude and enter into the Contract.

Article 1 Party A leases its house located at Room 807, Building A, (Phase 1) Baozhong Times Square Excellence, Xin’an Street, Bao’an District, Shenzhen (hereinafter simply referred to as the Leased House) to Party B. The House is leased for purpose of: office work. The Leased House covers a total area of 332m2. The property right holder or the legal user of the house is Liu Shengrong. The name and number of the Real Estate Right Certificate or the other effective certificate proving the legal ownership: _________________________________________________________________________.

Article 2 Party B rents the Leased House for a period of from May 1, 2019 to April 30, 2024. The term of lease shall not be more than twenty (20) years or the approved land use period. Where the term of lease exceeds twenty (20) years or the approved land use period, the excessive part shall be invalid. Upon the expiry of the lease period, the Parties may renew the Lease Contract, but the lease period stipulated shall not be more than twenty (20) years or the approved land use period since the date of renewal.

Party A shall deliver the Leased House to Party B within five (5) days after the Contract is signed. When the Leased House is delivered, the Parties shall confirm the current state and ancillary properties, etc. of the Leased House and its ancillary facilities, and make a supplementary listing in the attached page(s).

Article 3 The rent of the Leased House is calculated based on RMB162.74 (amount in words: one hundred and sixty two point seventy four RMB Yuan) per square meter of leased area of the house, and the monthly total amount of rent is RMB54,029.68 (amount in words: fifty four thousand twenty nine point sixty eight RMB Yuan). Within the period of the Housing Lease Contract, Party A shall not raise the rent unilaterally.

Party B shall pay the first installment rent before May 1, 2019, amounting to RMB54,029.68 (amount in words: fifty four thousand twenty nine point sixty eight RMB Yuan).

Article 4 Party B shall:

☑ Before the 1st day of each month;

☐ Before the ___ day of the ____ month during each quarter;

☐ Before the ___ day of the ____ month during each half a year;

☐ Before the ___ day of the ____ month during each year;

Pay the rent to Party A; when collecting the rent, Party A shall provide a tax invoice to Party B.

(Select one of the above-mentioned four methods, and mark the item selected with “✔” in the ☐.)

Article 5 During the lease period, Party A shall take charge of paying the taxes and expenses related to the housing lease, which are payable in accordance with the provisions of laws and rules. Party B shall take charge of paying the water and electricity fees, sanitation fee, the housing (building) property management fee, and other expenses arising from the use of the Leased House.

Article 6 When delivering the Leased House, Party A may collect a rental deposit amounting to the rent of two (2) months (no more than three (3) months) from Party B, that is, RMB104,912.00 (amount in words: say total one hundred and four thousand nine hundred and twelve RMB Yuan only).

When collecting the rental deposit, Party A shall provide a receipt to Party B.

The conditions for Party A to refund the rental deposit to Party B:

1. The contract period expires;

2. All expenses are settled;

3. The principal structure of the house is not destroyed.

☐ Only one of the above-mentioned conditions is satisfied;

☑ All conditions are satisfied.

(Select one of the above-mentioned two methods, and mark the item selected with “✔” in the ☐.)

The method and time to refund the rental deposit: Account transfer; within three (3) working days.

Where one of the following circumstances occurs, Party A shall not refund the rental deposit:

1. The contract period does not expire;

2. Relevant expenses are not paid;

3. The principal structure of the house is destroyed.

Article 7 Party A shall guarantee the safety and normal use of the Leased House and its internal facilities, and shall guarantee that the safety of the Leased House and its ancillary facilities meets the provisions of relevant laws, rules or regulations.

The responsibility to repair the House shall be assumed by Party A, unless otherwise stipulated by the Parties in the Contract or the supplementary clauses of the Contract. Where Party A intends to repair the Leased House and its ancillary facilities, Party A shall notify Party B in writing five (5) days ahead, and Party B shall assist and cooperate with Party A actively.

Where the Leased House and its internal facilities cannot be used normally or have faults, Party B shall notify Party A in time to do the repairs and shall take effective measures, and Party A shall do the repairs within five (5) days after receiving the notification from Party B. Where Party A does not implement the repair obligation within the above-mentioned period after receiving the notification, Party B may do the repairs, but Party A shall assume the repair costs. Where Party A refuses to undertake the repair costs, Party B may deduct such repair costs from the rent.

Where the House is damaged or Party B suffers from losses due to force majeure, the Parties shall not assume responsibility for each other.

Article 8 Party B shall use the Leased House and its ancillary facilities normally and reasonably. Where the Leased House and its ancillary facilities are damaged or have faults due to Party B’s improper or unreasonable use, Party B shall be responsible for the timely repair or compensation.

Besides the existing decoration and facilities inside the house, Party B, upon the demand of its use, may decorate the Leased House with the prior permission of Party A and on the premise of not affecting the principal structure of the House, and Party B shall undertake the decoration costs. Before starting the construction, Party B shall handle the declaration formalities with relevant department (including the property management institution of the House) according to relevant regulations.

Where Party B changes the internal structure and decoration of the House, or sets up any equipment affecting the structure of the House, the designed scale, scope, process, material use, and other schemes shall be approved by Party A in writing in advance, and then, Party B shall handle the decoration formalities with relevant department (including the property management institution of the House) before starting the construction. Upon the expiry of the term of lease or where the lease is thrown for reason of Party B, unless otherwise stipulated by the Parties, Party A shall have the right to select one of the following rights:

☑ The decoration affiliated to the House is owned by Party A;

☐ Party A requires Party B to restore the original state;

☐ Party A collects the expenses incurred actually for the recovery project from Party B.

(Select one of the above-mentioned three methods, and mark the item selected with “✔” in the ☐.)

Article 9 Without the prior written permission of Party A, Party B shall not sublease the Leased House to others partially or fully. Where the House is subleased with the prior permission of Party A, the expiry date of the subleasing contract shall not exceed the expiry date regulated herein.

During the term of subleasing, Party B shall not only enjoy and undertake the rights and obligations regulated in the subleasing contract, but also continue to implement the obligations regulated herein. During the term of subleasing, where the Contract is altered, rescinded or terminated, the subleasing contract shall also be altered, rescinded or terminated accordingly.

Article 10 Within the effective period of the Contract, where one of the following circumstances occurs, the Contract may be rescinded or altered:

(I) The Contract cannot be implemented for reason of force majeure;

(II) The Leased House is expropriated, recovered or dismantled by the government;

(III) The Parties have reached a negotiation-based consensus on the rescission or alteration of the Contract.

Article 11 After the Contract is terminated upon expiry (or the Contract is terminated for other reasons), Party B shall move out of the Leased House within ten (10) days after the Contract is terminated.

When moving out of the Leased House, Party B shall move its own articles out together. The articles left by Party B in the Leased House after moving out shall be disposed by Party A.

Article 12 Where Party B intends to rent the Leased House continuously, Party B shall bring forward the requirement of renewal within thirty (30) days upon the expiry of the term of lease; and on the same footing, Party B shall have the priority to rent the Leased House.

Where Party A and Party B have reached an agreement on the renewal, the Parties shall conclude and enter into a new contract, and handle the registration and filing of the housing lease with the competent organ in charge of the housing lease over again.

Article 13 Party A and Party B shall sign the Letter of Responsibility for Housing Lease Safety Management of Shenzhen. The Leased House provided by Party A shall meet the standards and conditions for safe use, and shall be free of any potential safety hazards. The building, fire equipment, gas facilities, electric facilities, entry and exit, and channel, etc. of the Leased House shall meet the management regulations or standards of safety production, fire protection, public security, environmental protection, and sanitation, etc. regulated by the municipal government. Party B shall use the Leased House strictly according to the management regulations or standards of safety, fire control, public security, environmental protection, and sanitation, etc. regulated by the governmental functional department, and shall have the obligation to guarantee that the Leased House is free of any potential safety hazards during the use. Various clauses stipulated herein shall be implemented by the Parties consciously. Either party breaching the Contract shall undertake corresponding liabilities for breach of contract according to the stipulations of the Contract.

Article 14 Liability for breach of contract

(I) Where Party A commits one of the following behaviors during the term of lease, Party A shall undertake the following liabilities for breach of contract:

1. Where Party A fails to deliver the House to Party B according to the time stipulated herein, then for each day delayed, Party A shall pay Party B the penalty equivalent to 0.05% of the total amount of contract rent. Where the delivery is delayed by more than fifteen (15) days, Party A shall be deemed to not implement the Contract, Party B shall have the right to rescind the Contract and have the rental deposit refunded; Party A shall not only pay the penalty according to the above-mentioned regulations. Where the penalty paid is lower than Party B’s losses, Party A shall take charge of making the compensation.

2. Within the term of lease, where Party A fails to implement the repair and maintenance responsibilities stipulated herein in time, so that the House is damaged, and Party B suffers from property losses or personal injuries, Party A shall undertake the liability for compensation.

3. Within the term of lease, where Party A rescinds the Contract at random, and takes back the House in advance, Party A shall refund the rental deposit, and pay Party B the penalty equivalent to double of the monthly rent. Where the penalty paid is less than Party B’s losses, Party A shall still make the compensation.

(II) Within the term of lease, where Party B commits one of the following behaviors, Party B shall undertake the following liability for breach of contract:

1. Where Party B changes the lease purpose regulated herein at random, Party A shall have the right to rescind the Contract without refunding the rental deposit; and where this brings about losses to Party A, Party B shall still be responsible for the compensation;

2. Where Party B uses the House to deal with illegal and criminal activities, or where Party B fails to use the Leased House according to the stipulations of the Contract, Party A shall have the right to rescind the Contract without refunding the rental deposit; and where this brings about losses to Party A, Party B shall still be responsible for the compensation;

3. Where Party B delays the payment of the rent, then for each day delayed, Party B shall compensate the penalty to Party A as per 0.05% of the total amount of contract rent. Where the delay lasts for more than thirty (30) days, Party B shall be deemed to not implement the Contract, Party A shall have the right to rescind the Contract without refunding the rental deposit; Party B shall not only pay the penalty according to the above-mentioned regulations, but also compensate Party A’s losses where the penalty paid is lower than Party A’s losses;

4. Within the term of lease, where Party B throws the lease midway at random without Party A’s prior permission, the rental deposit shall not be refunded; where this brings about losses to Party A, Party B shall still be responsible for the compensation;

5. Upon the expiry of the term of lease, Party B shall return the House on schedule. Where Party B delays in returning the House, Party B shall pay double rent to Party A during the delayed period.

Article 15 The disputes occurring between Party A and Party B over the Contract shall be solved through negotiation; and where the negotiation fails, the disputes may be submitted to the competent organ in charge of housing lease for mediation, or:

☐ to Shenzhen International Arbitration Institute for arbitration;

☐ to Shenzhen Arbitration Committee for arbitration;

☑ to the People’s Court in the place where the Leased House locates for a litigation.

(The Parties shall negotiate to select one of the above methods for settlement of disputes, and shall mark the item selected with “✔” in the corresponding ☐.)

Article 16 The Parties stipulate the following mailing addresses as their addresses for the service of notifications or documents:

Party A’s service address: Room 1301, Building 2, Phase 14, Huaqiaocheng, Chunshui’an, Nanshan District, Shenzhen

Party B’s service address: Room 807, Building A, (Phase 1) Baozhong Times Square Excellence, Xin’an Street, Bao’an District, Shenzhen

Where the above-mentioned addresses are not stipulated, the mailing addresses adopted by the Parties for signing the Contract shall be taken as the service addresses. The service addresses shall be always effective unless being altered in the form of written notification. The notifications or documents sent by one party to the other party according to the service addresses shall be deemed as served. Where the documents mailed according to the above-mentioned addresses are returned by the postal department, the date of return shall be deemed as the date of service.

Article 17 The Parties shall carry out registration and filing with, and obtain the Housing Lease Certificate from the competent organ in charge of housing lease within thirty (30) days after the Contract is signed.

During the term of lease, where the Contract is altered or terminated, the Parties shall sign the alteration or termination agreement, and handle the formalities for the registration and filing of alterations and termination with the original housing lease registration and filing organ within thirty (30) days after the said agreement is signed.

Article 18 The Contract shall come into force immediately after being signed.

The Contract is made in three (3) copies, with one (1) copy held by Party A, one (1) by Party B, one (1) by the contract registration organ, and zero (0) by other relevant department.

Party A (signature and seal): Liu Shengrong	Party B (signature and seal): Tian Ye Qianhai American Education Center (Shenzhen) Consulting Management Co., Ltd. (Seal)

Legal representative:	Legal representative:

Contact telephone:	Contact telephone:

Bank account number:	Bank account number:

Entrusted agent (signature and seal):	Entrusted agent (signature and seal):

April 28, 2019	April 28, 2019

Letter of Responsibility for the Housing
Lease Safety Management of Shenzhen

Printed by Shenzhen Office for the Integrated Management of Population and Housing

In order to carry out and implement the Decision of the Standing Committee of the Shenzhen Municipal People's Congress on Strengthening the Responsibility for the Safety of Housing Lease, further make clear the responsibility for the safety of housing lease, strengthen the management on the safety of leased houses, and guarantee the life and property safety of the masses, the Letter of Responsibility is specially prepared in accordance with the provisions of relevant laws and rules:

I. For the production and operating housing (including the markets of various commodities and their stalls and counters), offices, residences and other housing in the administrative region of the city, the lessor and the lessee shall be the persons responsible for the safety of the leased housing.

II. The lessor leasing a house shall have the ownership certificate of this house or the other certification documents regulated by the municipal government. Where a house is leased through an entrusted party, the owner shall sign a written entrustment agreement with the entrusted party to stipulate their respective safety responsibilities. The party subleasing a house, the other persons having actual leasing behavior, and house lender shall assume the responsibility for safety as the lessor.

III. The lessor shall guarantee that a building for leasing and its entrance and exit, passageways, fire control, gas, and electric facilities, etc. meet the provisions of relevant laws and rules, as well as the safety standards regulated by relevant administrative department. Where relevant laws and rules regulate that relevant permits or approval documents must be obtained before the lease of housing, the lessor shall obtain such permits or approval documents first.

IV. Where the lessee uses the leased housing to deal with production and operating activities, the lessor shall, before its business opening, show relevant certificate proving that it has already handled the fire control formalities, as well as the industrial and commercial business license or the certificate of permission for business opening.

V. The lessor shall, for at least once every quarter, check the safety use and utilization nature of the leased housing and make written records, and the lessee shall cooperate with the lessor and sign on the records; where the lessor cannot check the above-mentioned items in person for objective reasons, it shall entrust another party to check such items on its behalf.

VI. Where the lessor discovers after check that the leased housing has potential safety hazards and the lessee changes the utilization nature of the house at random, the lessor shall make a report to the integrated management institution of leased housing or other relevant administrative department.

VII. The lessee shall use the housing in a safe and reasonable way in accordance with the provisions of laws and rules, and the stipulations of housing lease contract, and shall not change the structure and utilization nature of the housing at random; and where the lessee discovers that the housing has potential safety hazards, it shall notify the lessor immediately, and meanwhile, make a report to the integrated management institution of leased housing or other relevant administrative department.

VIII. The lessee shall not change the service functions of the leased housing at random, and must observe relevant regulations in dealing with operating activities such as hotel, catering, entertainment, Internet bar, workshop, etc. in the leased house;

It is forbidden to use the leased housing to deal with illegal and criminal behaviors, such as gambling, drug taking and drug trafficking, prostitution and whoring, making and vending pornographic stuff, counterfeiting certificates, undertaking the printing of illegal publications, manufacturing and selling counterfeited and fake commodities, sheltering criminals, sheltering and selling stolen goods, etc.;

It is forbidden to use the leased housing to deal with illegal activities such as pyramid selling or disguised pyramid selling, unlicensed operation, unlicensed running of clinics, illegal medical practice and illegal engagement in the recycling of renewable resources, etc.;

It is forbidden to use the leased housing to deal with fraud activities such as unlicensed employment agency, matrimonial agency, training, and real estate intermediary agency, etc.

It is forbidden to use the leased residential housing to produce, store, and operate flammable, explosive, toxic, and radioactive hazardous goods, etc.

IX. The leasing parties shall assist and cooperate with the integrated management institution of leased housing to carry out the safety inspection and management of the leased housing, and provide relevant materials and information truthfully.

X. Where the lessor or a lessee fails to implement the safety responsibility according to law, and as a result, others suffer from personal and property damages, the victims may require the lessor or the lessee to undertake corresponding compensation liability according to law.

Lessor: (signature and seal) Liu Shengrong	Lessee: (signature and seal) Tian Ye Qianhai American Education Center (Shenzhen) Consulting Management Co., Ltd. (Seal)

Entrusted Party and Management Personnel: (signature and seal)	Contact Telephone:

Contact Telephone:
April 28, 2019

Special Prompt

1. The Contract is a format contract. Before signing the Contract, the leasing parties shall read the Contract carefully. The contract clauses and content shall not be deleted or modified. After the Contract is signed, the content filled in by the Parties (confirmed by the Parties with signature or seal) shall be deemed as the content stipulated in the Contract. The content selected, supplemented or filled in by means of handwriting in the Contract shall have the prior validity.

2. The Parties of housing lease may study out the Housing Lease Contract by themselves in accordance with the provisions of relevant laws and rules.

3. Before signing the Contract, the Lessor shall show the Lessor’s identity certificate or legal qualification certificate to the Lessee. For the leasing of a co-owned house, it is necessary to provide a certificate proving that the co-owner/ co-owners agrees/ agree with the leasing; for the lease of housing through an entrusted party, it is still necessary to provide the power of attorney; the lessee shall show the lessee’s identity certificate or legal qualification certificate to the lessor.

4. The Parties shall sign and implement the Contract according to law, and shall not violate relevant provisions of laws or deal with illegal and criminal activities.

5. The Parties shall implement their own obligations according to their stipulations, and shall not alter or rescind the Contract at random unless according to statutory regulations or stipulations.

6. The content to be filled in by the Parties in the Contract shall be filled in with carbon black ink or blue-black ink, brush pen, pen, or signing pen, and shall be confirmed with signature or seal.

7. Some clauses in the text of the Contract are left blank (marked with underline) for the stipulation by the Parties; and some clauses are provided for the selection by the Parties (marked with ☐).

8. After the Contract is signed, the Parties shall finish handling the formalities for registration and filing with the competent department in charge of the housing lease management in time.

9. The Parties of housing lease may determine the number of the original of the Contract upon actual demand and check them in earnest when signing the Contract, and make sure that each original of the Contract is mutually consistent in terms of the content; under any circumstances, the Parties shall hold at least one (1) original of the Contract respectively.

10. Where the Contract has major changes in the content, or the Contract is rescinded, or the text of the Contract is lost, the parties shall handle relevant formalities with the original registration and filing organ in time.

11. When signing the Contract, Party A and Party B shall have full capacity for civil conduct, know about their own rights, obligations, and responsibilities clearly, and be willing to execute the provisions of the Contract strictly.

12. Party A and Party B unanimously agree that, the supplementary clauses on the attached pages and the attachments are indispensible parts of the Contract. In the bank sections of the supplementary clauses and attachments, the content filled in and the content printed shall have the same legal force. The supplementary clauses are concluded aiming at the items not stipulated or not clearly stipulated in the Contract. Where the attachments and supplementary clauses conflict with the clauses of the Contract, the attachments and supplementary clauses shall prevail, unless the attachments and supplementary clauses violate the compulsory provisions of laws and rules.

Letter of Commitment on Payment of Commission

The Company Qianhai American Education Center (Shenzhen) Consulting Management Co., Ltd. signed the Contract for Lease of the Property (Contract No. /) located at Room 807, Building A, Baozhong Times Square Excellence, Xin’an Street, Bao’an District, Shenzhen with Liu Shengrong through Shenzhen Zongsen Xingsheng Industrial Co., Ltd. on May 1, 2019. In view of the positive services provided by Shenzhen Zongsen Xingsheng Industrial Co., Ltd., I (the Company) hereby undertake (undertakes) to pay the broker the service commission twenty six thousand two hundred and twenty eight RMB Yuan (RMB26,228.00). The broker shall provide the invoice.

The service content shall include: checking and verifying the authenticity of the owner’s real estate materials, preparing the effective leasing materials completely, promoting both parties to sign the housing agreement, assisting the Company to draw the leasing invoice and management fee invoice, and helping the Company to complete the office decoration. After all the above-mentioned services are completed, the Company will pay the commission to the broker in lump sum.

Mode of payment of the commission: Transfer to the account specified by the broker

Broker: Shenzhen Zongsen Xingsheng Industrial Co., Ltd. (Seal)	Lessee: (signature and seal) Tian Ye Qianhai American Education Center (Shenzhen) Consulting Management Co., Ltd. (Seal)

Date:	Date: April 28, 2019

Supplementary Agreement

Lessor (Party A): Liu Shengrong

Housing Information Code Card:

Mailing Address: Building 2, Phase 14, Huaqiaocheng Chunshui’an, Nanshan District, Shenzhen

Zip Code: 518000                Contact Telephone: Social Credit Code or Effective Certificate No.:

Lessee (Party B): Qianhai American Education Center (Shenzhen) Consulting Management Co., Ltd.

Mailing Address: Room 201, Building A, 1 Qianwan No. 1 Road, Shenzhen- Hong Kong Cooperation Zone, Qianhai, Shenzhen

Zip Code: 518000               Contact Telephone:

Social Credit Code or Effective Certificate No.:

Party A and Party B signed the Housing Lease Contract concerning the house located at Room 807, Building A, (Phase 1) Baozhong Times Square Excellence, Xin’an Street, Bao’an District, Shenzhen on April 28, 2019, and after negotiation-based consensus, Party A and Party B have reached the following supplementary clauses:

1. The term of lease is from 0:00 of May 1, 2019 to 24:00 of April 30, 2024.

2. The period of from May 1, 2019 to May 15, 2019 is rent-free period.

3. The rent for the period of from May 1, 2019 to April 30, 2020 is RMB52,456.00 (tax-excluded)/ month, that is (tax-included price) RMB54,029.68/ month.

4. The rent for the period of from May 1, 2020 to April 30, 2021 is RMB55,603.36 (tax-excluded)/ month, that is (tax-included price) RMB57,271.46/ month.

5. The rent for the period of from May 1, 2021 to April 30, 2022 is RMB58,939.56 (tax-excluded)/ month, that is (tax-included price) RMB60,707.75/ month.

6. The rent for the period of from May 1, 2022 to April 30, 2023 is RMB62,475.94 (tax-excluded)/ month, that is (tax-included price) RMB64,350.22/ month.

7. The rent for the period of from May 1, 2023 to April 30, 2024 is RMB66,224.49 (tax-excluded)/ month, that is (tax-included price) RMB68,211.22/ month.

8. Within the rent-free period, Party B does not need to pay the rent to Party A, and Party B needs to pay the other expenses arising from the renting of the property.

9. Before May 1, 2019, Party B shall pay the first-installment expenses, including the rental deposit equivalent to two-month rent RMB104,912 (one hundred and four thousand nine hundred and twelve RMB Yuan only), the rent of sixteen (16) days, namely from May 16 to May 31, RMB27,074 (twenty seven thousand seventy four RMB Yuan only), and the full-amount rent of June RMB52,456 (fifty two thousand four hundred and fifty six RMB Yuan only), say total RMB184,442 (one hundred and eighty four thousand four hundred and forty two RMB Yuan only).

10. Party A shall pay off all expenses incurred before May 1, 2019, including, but not limited to, property management fee, air conditioning fee, water and electricity fees, etc.

11. Party A shall assist Party B to obtain the invoice of the rent for the leased house from relevant department.

12. Within the contract period, where Party B needs to enlarge the company scale, Party A shall agree Party B to introduce an affiliated company to share the Leased House with Party B. Party A agrees to cooperate with the registration of the affiliated company, to handle the lease filing, and to sign corresponding lease agreement, and shall assist Party B to obtain a corresponding lease invoice from relevant department. The sum of rent amounts shall be consistent with the amount stipulated in the Contract. Party A promises that it will not collect any extra expenses from either party.

13. Within the contract period, and within the normal utilization period, where any equipment like air conditioner, etc. has faults, Party B shall take charge of the maintenance and repair of the mechanical equipment (air conditioner).

14. Party A shall deliver the finely-decorated house in current state, and shall not dismantle the existing decoration within the contract period, including the wall partition, suspended ceiling, and air conditioner, etc.; Party B shall have the obligation to maintain the existing decoration within the contract period, and shall not dismantle the decoration, air conditioner, and partition, etc. at random.

15. Where Party B causes local damage of the ground due to wiring of office supplies, Party A shall promise not to investigate Party B into liabilities for this.

16. Party A shall allow Party B to install the monitoring system inside the house.

17. All payment dates stipulated in the master contract shall be postponed in case of statutory holidays and festivals.

18. Within the contract period, Party B shall not change the structure of the House at random; and where Party B needs to decorate the House, Party B must solicit the prior consent of Party A. Where Party A agrees with the change, Party B shall not restore the original state of the House after the expiry of the contract period.

19. Party B shall pay the rent on schedule; where Party B delays the payment of the rent, then for each day delayed, Party B shall pay a late fee equivalent to 0.5% of the amount delayed; and where Party B delays the payment by more than fifteen (15) days, Party B shall be deemed to breach the Contract, and meanwhile, Party A may rescind the Contract immediately, take back the right to use the House, confiscate the rental deposit, and Party A shall not assume any responsibility.

20. During the period when Party B rents the House, any legal and economic disputes caused by Party B’s housing lease and related to the House shall be of no relevance with Party A, and for such disputes, Party A shall not assume any liability, and all liabilities shall be undertaken by Party B.

21. Party A is the tax payment subject, and Party A shall undertake the responsibility and obligation to pay taxes. During the term of lease, Party B shall pay the integrated taxes levied on the rent for Party A. Where the government adjusts the rate of integrated taxes levied, Party B shall agree to make corresponding adjustment synchronously.

22. Within the contract period, Party B shall not sublease the House. Where Party B violates the regulation, Party A shall take back the House immediately without refunding the rental deposit.

23. The account specified by Party A for the collection of rent:

Account name: Liu Siying

Account number:

Bank of deposit:

Remark: The name previously used by the owner to purchase the Leased House is Liu Shengrong, and now, the name is changed to Liu Siying, which is used to collect the house rent. The owner’s identity card number is . It’s hereby specially certified that, Liu Shengrong and Liu Siying are the same person.

24. The Supplementary Agreement, after being signed, shall constitute a part of the Housing Lease Contract signed by and between Party A and Party B. Where the contract filed for leasing conflicts with the Supplementary Agreement, the Supplementary Agreement shall prevail.

25. Where there are matters not mentioned herein, the Parties shall discuss them separately through friendly negotiation.

Party A: Liu Shengrong	Party B: Tian Ye Qianhai American Education Center (Shenzhen) Consulting Management Co., Ltd. (Seal)

April 28, 2019	April 28, 2019